UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2014

FOREST LABORATORIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5438	11-1798614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue

New York, NY 10022-4731

(Address of Principal Executive Offices, including Zip Code)

(212) 421-7850

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Mergers

On February 17, 2014, Forest Laboratories, Inc., a Delaware corporation (the “Company” or “Forest”), Actavis plc, a company incorporated under the laws of Ireland (“Parent” or “Actavis”), Tango US Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of Actavis (“US Holdco”), Tango Merger Sub 1 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco (“Merger Sub 1”) and Tango Merger Sub 2 LLC, a Delaware limited liability company and a direct wholly owned subsidiary of US Holdco (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”) entered into an Agreement and Plan of Merger, dated as of February 17, 2014 (the “Merger Agreement”), pursuant to which Actavis has agreed, subject to the terms and conditions thereof, to acquire the Company through a merger of Merger Sub 1 with and into the Company, with the Company being the surviving entity (the “First Merger”), immediately followed by the merger of the Company, as the surviving entity of the First Merger, with and into Merger Sub 2, with Merger Sub 2 being the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers”). As a result of the Mergers, the Company will become a wholly owned subsidiary of Actavis.

The Merger Agreement provides that, upon completion of the First Merger, each share of Company common stock issued and outstanding immediately prior to the First Merger (other than dissenting shares) will be converted into the right to receive, at the election of the holder thereof: (1) a combination of $26.04 in cash plus 0.3306 Actavis ordinary shares (the “Mixed Election Consideration”); (2) $86.81 in cash (the “Cash Election Consideration”); or (3) 0.4723 Actavis ordinary shares (the “Stock Election Consideration”). Shares of Company common stock with respect to which no election is made will receive the Mixed Election Consideration. Stockholders who make the Cash Election or the Stock Election will be subject to proration to ensure that the total amount of cash paid and the total number of Actavis shares issued to Forest shareholders as a whole are equal to the total amount of cash and number of Actavis shares that would have been paid and issued if all Forest shareholders received the Mixed Election consideration.

Treatment of Equity Awards

Each outstanding Company stock option will be converted into an option to purchase Actavis ordinary shares (applying the Stock Election Consideration exchange ratio to determine the number of Actavis shares underlying the new option and to adjust the exercise price). The new stock option will continue to be subject to the terms and conditions that were applicable to the old stock option prior to the First Merger. Each unvested Company restricted share or restricted stock unit will be converted into Actavis restricted stock units that settle in ordinary shares of Actavis (applying the Stock Election Consideration exchange ratio to determine the number of Actavis shares underlying the new restricted stock units) and continue to be subject to the terms and conditions that were applicable to such award prior to the First Merger. To the extent any Company restricted stock unit is subject to performance-based vesting conditions, the applicable restricted stock unit will be earned at target performance levels in connection with the First Merger and otherwise continue to be subject to the terms and conditions that were applicable to the award prior to the First Merger.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants by Parent, US Holdco, Merger Sub 1, Merger Sub 2 and Forest which include, among others, covenants to conduct their businesses in the ordinary course between the execution of the Merger Agreement and the completion of the Mergers and covenants not to engage in certain kinds of transactions during that period. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Merger Agreement, reasonable best efforts to cause the Mergers to be consummated. Each of Actavis and Forest has agreed not to solicit any offer or proposal for specified alternative transactions, or, subject to certain exceptions relating to the receipt of unsolicited offers that may be deemed to be “superior proposals” (as defined in the Merger Agreement), to participate in discussions or engage in negotiations regarding such an offer or proposal with, or furnish any nonpublic information regarding such an offer or proposal to, any person that has made such an offer or proposal. The Merger Agreement also requires each of Actavis and Forest to call and hold shareholders’ meetings and requires the board of directors of Actavis to recommend that its shareholders approve the issuance of Actavis stock and the board of directors of Forest to recommend that its stockholders adopt the Merger Agreement. Each of Actavis’ and Forest’s board is also permitted to change its recommendation in response to (among other things) a “superior proposal” but such party may not otherwise terminate the Merger Agreement to accept such proposal.

Closing Conditions

Each of Actavis’ and Forest’s obligation to consummate the Mergers is subject to a number of conditions, including, among others, the following, as further described in the Merger Agreement: (i) approval of Actavis shareholders of the issuance of Actavis shares, (ii) approval of Forest stockholders of the adoption of the Merger Agreement, (iii) expiration of the waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and receipt of any approvals required thereunder and under applicable foreign antitrust laws having been obtained, (iv) the shares of Actavis to be issued in the First Merger being approved for listing on the New York Stock Exchange, (v) the representations and warranties of the other party being true and correct, subject to the materiality standards contained in the Merger Agreement, (vi) absence of specified adverse laws or orders, (vii) an Irish prospectus with respect to the Actavis shares to be issued (if required by Irish law) in the First Merger being approved by the Central Bank of Ireland and made available to the public in accordance with Irish prospectus law, (viii) material compliance by the other party with its covenants and (ix) no material adverse effect having occurred with respect to the other party since the signing of the Merger Agreement.

Termination and Termination Fees

The Merger Agreement contains certain customary termination rights, including, among others, (a) the right of either Actavis or Forest to terminate the Merger Agreement if Forest’s stockholders fail to adopt the Merger Agreement or if Actavis’ shareholders fail to approve the issuance of Actavis shares, (b) the right of either Actavis or Forest to terminate the Merger Agreement if the board of directors of the other party changes its recommendation with respect to the transaction, (c) the right of either Actavis or Forest to terminate the Merger Agreement if the First Merger has not occurred by six months after the date of the Merger Agreement (the “Outside Date”), subject to certain conditions, provided that the Outside Date may be extended by up to an additional four months in certain circumstances, and (d) the right of either Actavis or Forest to terminate the Merger Agreement due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions.

Forest must pay a termination fee of (i) $875,000,000 if (A) the Merger Agreement is terminated by Actavis as a result of a change of recommendation by the Forest board of directors or (B) (1) the Merger Agreement is terminated by either Forest or Actavis for failure to close by the Outside Date or because Forest shareholder approval is not obtained, (2) a competing proposal was publicly disclosed and not publicly, irrevocably withdrawn prior to the date of the Forest shareholder meeting and (3) Forest enters into a definitive agreement for a competing proposal within 12 months following such termination and such competing proposal is consummated or (ii) $250,000,000 if the Merger Agreement is terminated by Forest or Actavis because Forest shareholder approval is not obtained (which would be credited against any Forest termination fee that subsequently becomes payable as described in clause (i)(B)). Actavis must pay termination fees in reciprocal circumstances, except that the fees payable in the circumstances described in clauses (i) and (ii) are $1,175,000,000 and $335,000,000, respectively.

Governance

The Merger Agreement provides that, upon completion of the Mergers, Actavis shall take such actions as are necessary to cause Brenton L. Saunders, the Company’s President and Chief Executive Officer, and two (2) other individuals who are members of the Company’s Board of Directors as of immediately prior to the First Merger to become members of the Actavis Board of Directors immediately after the First Merger. The Company’s directors will be selected by Actavis’ governance committee after consulting with the Company. The new members appointed to the Actavis Board of Directors pursuant to the Merger Agreement shall serve, initially, until the next annual meeting of Actavis’ shareholders and shall be nominated by the Actavis Board of Directors for election (or re-election) to the Actavis Board of Directors at Actavis’ next annual meeting.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Actavis or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement with respect to matters as of specified dates. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the

Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Actavis. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Actavis.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with its entry into the Merger Agreement, the Company entered into an amendment to the Change of Control employment agreement with Mr. Saunders (the “Employment Agreement Amendment”). The Employment Agreement Amendment provides that, in the event that Mr. Saunders becomes subject to excise taxes under Section 4999 of the Code, he will be entitled to a gross-up payment from the Company to compensate him for the excise taxes that are imposed.

The foregoing description of the Employment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Forest, Actavis will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Actavis and Forest that also constitutes a prospectus of Actavis. The definitive joint proxy statement/prospectus will be delivered to shareholders of Actavis and Forest. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND FOREST ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Actavis and Forest through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting

Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest will be available free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Merger Solicitation

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis, Inc.’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013 and certain of Actavis Inc.’s and Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Forest Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition of Forest by Actavis, including future financial and operating results, Forest’s or Actavis’ plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Forest’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Forest’s current expectations depending upon a number of factors affecting Forest’s business, Actavis’ business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the acquisition; subsequent integration of the companies and the ability to recognize the anticipated synergies and benefits of the acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Forest and Actavis shareholder approvals; the risk that a condition to closing of the acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of Forest or Actavis debt) on a timely basis and on reasonable terms; the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. Forest assumes no obligation to update forward-looking statements contained in this release to reflect new information or future events or developments.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of February 17, 2014, by and among Actavis plc, Tango US Holdings Inc., Tango Merger Sub 1 LLC, Tango Merger Sub 2 LLC and Forest Laboratories, Inc. (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

10.1	Amendment to Employment Agreement, dated as of February 16, 2014, by and between Forest Laboratories, Inc. and Brenton L. Saunders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST LABORATORIES, INC.

Date: February 19, 2014

	By:	/s/ Francis I. Perier, Jr
	Name:	Francis I. Perier, Jr.
	Title:	Executive Vice President – Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of February 17, 2014, by and among Actavis plc, Tango US Holdings Inc., Tango Merger Sub 1 LLC, Tango Merger Sub 2 LLC and Forest Laboratories, Inc. (schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

10.1	Amendment to Employment Agreement, dated as of February 16, 2014, by and between Forest Laboratories, Inc. and Brenton L. Saunders.

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